                                                                   EXHIBIT 23.3

INDEPENDENT AUDITOR'S CONSENT
-----------------------------




We consent to the use in this Registration Statement of Cortelco Systems, Inc. on Form S-1 of our report on the financial statements of BCS Technologies, Inc., dated March 5, 1999, appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the headings "Experts" in such Prospectus.



                         /s/ BROCK AND COMPANY, CPAs, P.C.
                         -------------------------------------------
                         BROCK AND COMPANY, CPAs, P.C.

                         Certified Public Accountants


Littleton, Colorado
June 11, 1999